CIT Equipment Trust 2001-1
Composition of Contract Pool
at December 31, 2001

                                                       Weighted                Weighted              Average
                                   Current             Average                 Average              Required
   Number                          Required            Original                Remaining              Payoff
     of                             Payoff              Term                    Term                Amount
  Contracts                         Amount             (Range)                 (Range)               (Range)
  ---------                         ------              -------                -------               -------
    43,657                       $550,948,082         46.3 months             31.6 months             $12,620
                                                  (10 to 96 months)        (0 to 84 months)    ($0 to $3,793,596)

Type of Contract
at December 31, 2001

                                                                % of
                                                                Total                                      % of
                                             Number             Number              Required              Required
                                               of                 of                 Payoff                Payoff
Type of Contract                            Contracts          Contracts             Amount                Amount
----------------                            ---------          ---------             ------                ------
True Leases                                   33,155             75.94%           $435,613,395              79.07%
Finance Leases                                10,217             23.40             113,033,101              20.52
Loans and other financing arrangements           285              0.65               2,301,586               0.42
                                             ---------------------------------------------------------------------
   Total                                      43,657            100.00%           $550,948,082             100.00%
                                             =====================================================================


CIT Equipment Trust 2001-1
Geographical Distribution
(Based on obligor billing address)
at December 31, 2001

                                                            % of
                                                            Total                                         % of
                                        Number              Number              Required                Required
                                          of                  of                 Payoff                  Payoff
State                                  Contracts           Contracts             Amount                  Amount
-----                                  ---------           ---------             ------                  ------
Alaska                                      77                0.18%          $    671,810                 0.12%
Alabama                                    431                0.99              2,710,301                 0.49
Arkansas                                   234                0.54              1,461,360                 0.27
Arizona                                    866                1.98             11,910,233                 2.16
California                               5,664               12.97             56,611,625                10.28
Colorado                                   873                2.00             11,409,196                 2.07
Connecticut                                731                1.67             12,190,800                 2.21
District of Columbia                       254                0.58              4,121,416                 0.75
Delaware                                   457                1.05              4,559,431                 0.83
Florida                                  2,516                5.76             26,220,048                 4.76
Georgia                                  1,571                3.60             25,069,990                 4.55
Hawaii                                      27                0.06                182,291                 0.03
Iowa                                       315                0.72              4,612,221                 0.84
Idaho                                      153                0.35              1,136,978                 0.21
Illinois                                 1,016                2.33             25,385,715                 4.61
Indiana                                    541                1.24              4,727,360                 0.86
Kansas                                     267                0.61              9,802,417                 1.78
Kentucky                                   353                0.81              2,528,103                 0.46
Louisiana                                  433                0.99              2,012,190                 0.37
Maine                                    1,941                4.45             24,302,730                 4.41
Maryland                                   986                2.26              9,439,643                 1.71
Maine                                       52                0.12                365,926                 0.07
Michigan                                 1,337                3.06             16,266,164                 2.95
Minnesota                                  740                1.70              9,237,797                 1.68
Missouri                                   600                1.37             10,955,011                 1.99
Mississippi                                241                0.55              2,503,598                 0.45
Montana                                    146                0.33                660,322                 0.12
North Carolina                           1,158                2.65             14,152,624                 2.57
North Dakota                                33                0.08                879,650                 0.16
Nebraska                                   138                0.32              4,076,897                 0.74
New Hampshire                              330                0.76              2,444,741                 0.44
New Jersey                               2,270                5.20             33,634,923                 6.10
New Mexico                                 208                0.48              1,245,239                 0.23
Nevada                                     233                0.53              1,882,665                 0.34
New York                                 4,534               10.39             63,696,304                11.56
Ohio                                     1,188                2.72             12,628,448                 2.29
Oklahoma                                   372                0.85              4,340,988                 0.79
Oregon                                     514                1.18              3,380,197                 0.61
Pennsylvania                             1,972                4.52             22,252,299                 4.04
Rhode Island                               150                0.34              1,289,850                 0.23
South Carolina                             433                0.99              5,035,760                 0.91
South Dakota                                52                0.12                796,881                 0.14
Tennessee                                  812                1.86              8,241,358                 1.50
Texas                                    3,385                7.75             48,394,283                 8.78
Utah                                       198                0.45              2,679,084                 0.49
Virginia                                 1,142                2.62             17,693,509                 3.21
Vermont                                    148                0.34                701,371                 0.13
Washington                                 876                2.01             11,037,228                 2.00
Wisconsin                                  499                1.14              7,900,202                 1.43
West Virginia                              125                0.29              1,126,541                 0.20
Wyoming                                     65                0.15                382,365                 0.07
                                        ------              ------           ------------               ------
   Total                                43,657              100.00%          $550,948,082               100.00%
                                        ======              ======           ============               ======

CIT Equipment Trust 2001-1
Payment Status
at December 31, 2001

                                                                   % of
                                                                   Total                                          % of
                                                Number             Number                 Required              Required
                                                  of                 of                    Payoff                Payoff
Days Delinquent                                Contracts          Contracts                Amount                Amount
---------------                                ---------          ---------                ------                ------
Current, including 1 to 30 day
   delinquent contracts                          40,293             92.29%              $512,709,672             93.06%
31-60 days delinquent                             1,828              4.19                 22,976,732              4.17
61-90 days delinquent                               716              1.64                  7,302,391              1.33
91-120 days delinquent                              414              0.95                  4,479,827              0.81
Over 120 days delinquent                            406              0.93                  3,479,460              0.63
                                                 ------            ------               ------------            ------
   Total                                         43,657            100.00%              $550,948,082            100.00%
                                                 ======            ======               ============            ======


Equipment Type
at December 31, 2001

                                                                   % of
                                                                   Total                                          % of
                                                Number             Number                Required               Required
                                                  of                of                    Payoff                 Payoff
Type of Equipment                              Contracts         Contracts                Amount                 Amount
-----------------                              ---------         ---------                ------                 ------
Computer & Point-of-Sale                         28,608             65.53%              $241,277,700             43.79%
Telecommunications                                8,612             19.73                221,134,342             40.14
General Office Equipment                          3,143              7.20                 45,712,686              8.30
Automotive Diagnostic Equipment                   2,805              6.43                 28,784,693              5.22
Computer Software                                   114              0.26                  8,558,737              1.55
Other(1)                                            375              0.86                  5,479,924              0.99
                                                 ------            ------               ------------            ------
   Total                                         43,657            100.00%              $550,948,082            100.00%
                                                 ======            ======               ============            ======


(1) Includes $296,975 as the largest and $14,613 as the average Required Payoff Amount

CIT Equipment Trust 2001-1
Required Payoff Amount
at December 31, 2001

                                                                    % of
                                                                    Total                                     % of
                                                 Number             Number               Required           Required
                                                   of                 of                  Payoff             Payoff
Required Payoff Amount                          Contracts          Contracts              Amount             Amount
----------------------                          ---------          ---------              ------             ------
0 - 5,000.00                                      27,137             62.16%           $ 62,739,892            11.39%
5,000.01 - 10,000.00                               7,298             16.72              51,541,508             9.36
10,000.01 - 15,000.00                              2,758              6.32              33,482,085             6.08
15,000.01 - 25,000.00                              2,389              5.47              46,037,587             8.36
25,000.01 - 50,000.00                              2,302              5.27              81,042,175            14.71
50,000.01 - 100,000.00                             1,026              2.35              70,643,833            12.82
100,000.01 - 150,000.00                              320              0.73              39,243,266             7.12
150,000.01 - 250,000.00                              217              0.50              41,206,878             7.48
250,000.01 - 500,000.00                              135              0.31              45,647,651             8.29
500,000.01 - 1,000,000.00                             53              0.12              36,564,516             6.64
1,000,000.01 - 1,500,000.00                            9              0.02               9,970,469             1.81
1,500,000.01 - 2,500,000.00                            7              0.02              13,449,486             2.44
2,500,000.01 - 5,000,000.00                            6              0.01              19,378,735             3.52
                                                  ------            ------            ------------           ------
   Total                                          43,657            100.00%           $550,948,082           100.00%
                                                  ======            ======            ============           ======


Remaining Term
at December 31, 2001

                                                                  % of
                                                                  Total                                      % of
                                                Number            Number                Required            Required
                                                  of                of                   Payoff              Payoff
Remaining Terms of Contracts                   Contracts         Contracts               Amount              Amount
----------------------------                   ---------         ---------               ------              ------
(months)
  0- 12                                            4,640             10.63%           $ 56,427,082            10.24%
 13- 24                                           17,629             40.38             162,181,662            29.44
 25- 36                                           10,838             24.83              97,589,395            17.71
 37- 48                                            9,683             22.18             210,342,129            38.18
 49- 60                                              840              1.92              17,148,918             3.11
 61- 72                                               24              0.05               6,517,445             1.18
 73- 84                                                3              0.01                 741,451             0.13
 85- 93                                                -                 -                       -                -
                                                  ------            ------            ------------           ------
   Total                                          43,657            100.00%           $550,948,082           100.00%
                                                  ======            ======            ============           ======

CIT Equipment Trust 2001-1
Types of Obligor
at December 31, 2001

                                                                          % of
                                                                          Total                                     % of
                                                      Number              Number              Required             Required
                                                        of                  of                 Payoff               Payoff
Type of Obligor                                      Contracts           Contracts             Amount               Amount
---------------                                      ---------           ---------             ------               ------
Service Organizations(1)                               16,294              37.32%           $209,504,114            38.03%
Manufacturing                                           4,227               9.68              89,015,938            16.16
Retail & Wholesale Trade                                4,926              11.28              61,093,264            11.09
Financial Services Institutions                         3,053               6.99              58,832,880            10.68
Other(2)                                                9,871              22.61              55,152,498            10.01
Transportation                                          1,326               3.04              35,998,515             6.53
Medical/Healthcare Organizations                        1,443               3.31              16,425,733             2.98
Printing & Copy Centers                                   627               1.44              11,640,216             2.11
Construction                                            1,296               2.97               7,565,286             1.37
Government                                                212               0.49               2,921,080             0.53
Resources, Farming & Fishing                              355               0.81               2,237,358             0.41
Machine Tools                                              27               0.06                 561,200             0.10
                                                       ------             ------            ------------           ------
   Total                                               43,657             100.00%           $550,948,082           100.00%
                                                       ======             ======            ============           ======

(1) Primarily Business Services (46.1%); Other Service Organizations (16.8%); Engineering, Accounting & Research (14.2%) Communications (7.9%); and Legal Services (5.8%)

(2) Includes $483,752 as the largest Required Payoff Amount belonging to a single obligor

As shown in the table above, the servicer's records list 10.01% of the total required payoff amount in the category of "Other" obligor. The servicer notes that the collateral securing approximately 5.56% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 4.45% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.


Obligor Concentration

                                                                                                                     % of
                                                      Number                                  Required             Required
Obligors (including contracts                           of                                     Payoff               Payoff
   securing vendor loans)                            Contracts                                 Amount               Amount
   ----------------------                            ---------                                 ------               ------
Top 5                                                   383                                  $35,909,157             6.52%

The industries in which the top 5 obligors conduct business are Retail & Wholesale Trade, Service Organizations and Financial Services.